NELANA HOLDINGS LTD.

                             SUBSCRIPTION AGREEMENT


To:   Norman Saunders
      Nelana Holdings Ltd.
      Post Office Box 257
      Town Centre
      Town Centre Building
      Providenciales
      Turks and Caicos

      Attention:  Mr. Saunders

      1. Subscription. Nelana Holdings Ltd., an entity duly formed and organized under the laws of the Turks and Caicos Islands (the "Purchaser"), hereby offers to purchase 5,102,041 shares of Series A Preferred Stock (the "Securities") of Reality Wireless Networks, Inc., a Nevada corporation (the "Company"), at a purchase price of One Hundred Thousand Dollars ($100,000.00) pursuant to that promissory Note attached hereto as Exhibit A, and as set forth below, in accordance with a private offering ("Offering") of securities through the Company.

      By execution of this Subscription Agreement, the Purchaser hereby acknowledges that it understands that the Company is relying upon the accuracy and completeness of all information it has entered herein and all representations and warranties it has made hereunder in complying with the Company's obligations under applicable U.S. federal and state securities laws.

      2. General Representations. The Purchaser represents, acknowledges and agrees that:

            (a) it is not a "U.S. person" as that term is defined in Regulation S1, promulgated under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"); and

______________________________

    1"U.S. person" is defined under Regulation S as:
(i)     Any natural person resident in the United States;
(ii) Any partnership or corporation organized or incorporated under the laws of the United States;
(iii)   Any estate of which any executor or administrator is a U.S. person;
(iv)    Any trust of which any trustee is a U.S. person;
(v)     Any agency or branch of a foreign entity located in the United States;
(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
(viii)  Any partnership or corporation if:
        (A)    Organized  or   incorporated   under  the  laws  of  any  foreign
               jurisdiction; and

            (b)it will not be purchasing Securities for the account or benefit of any U.S. Person; the offer was not made to the Purchaser when it was in the United States; at the time the Purchaser's buy order was delivered to the Company, the Purchaser was outside the United States; the Subscriber received and accepted this subscription and entered into this Agreement in its jurisdiction of residence; and such jurisdiction of residence is as set out on page 1 of this Agreement.

            (c) that the Securities acquired pursuant to this Agreement have not been registered under the U.S. Securities Act, and are being sold in reliance upon an exemption from registration afforded by Regulation S; and that the Securities have not been registered with any state securities commission or authority. The Purchaser further understands that pursuant to the requirements of Regulation S, the Securities acquired herein may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption under the U.S. Securities Act.

            (d) the Securities are being purchased by the Purchaser for its own account, for investment only and not with a view toward resale or distribution thereof to any other person, and it is not participating, directly or indirectly, in any underwriting or distribution;

            (e) none of the Securities purchased by the Purchaser shall be sold or otherwise transferred contrary to the provisions of this Subscription Agreement or any federal or state securities law, and the Purchaser understands that unless the Securities are subsequently registered under the U.S. Securities Act, they may not in any event be sold or transferred except by a valid exemption from registration under the U.S. Securities Act;

            (f) any and all certificates representing the Securities purchased and any and all securities issued in replacement thereof or in exchange thereof shall bear the following legend or one substantially similar thereto, which the Purchaser has read and understands:

               "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER
               THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT".

________________________________________________________________________________

        (B) formed by a U.S. person principally for the purpose of investing any securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

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

            (g) the Company shall have the right to issue stop transfer instructions on its official stock records, and the Purchaser acknowledges that the Company has informed the Purchaser of its intention to issue such instructions:

            (h) there is currently no trading market in these Securities of the Company, and the Company presently has no plans to register the Securities, so that there may never be a public trading market for the Securities, with consequent possible indefinite illiquidity of the Securities;

            (i) hedging transactions involving the Securities may not be conducted unless in compliance with the U.S. Securities Act.

            (j) at no time has it been explicitly or implicitly represented, guaranteed or warranted to the Purchaser by the Company, its management, the agents or employees of the Company or any other person: (i) that the Purchaser will be able to transfer the Securities on any particular date; (ii) that if and when the Purchaser may wish to transfer the Securities, such securities will be validly transferable under federal and applicable state securities laws; (iii) that the Purchaser will realize any percentage or amount of profit, gain or other consideration as a result of any investment it has made or will make in the Company; or (iv) that the Purchaser or other shareholders will receive any dividends or other distributions from the Company at any time;

            (k) investment in the Securities is a long-term, speculative investment which involves a substantial risk of loss to the Purchaser of its entire investment; that the Purchaser takes full cognizance of and responsibility for the risks related to the purchase of the Securities; the Purchaser has no need for liquidity with respect to its investment either now or within the foreseeable future; and the Purchaser can bear a complete loss of its investment without undue hardship to itself;

            (l) the Purchaser and its purchaser representative, if any, has been afforded an opportunity to examine such documents and obtain such information, including the Company's financial statements concerning the Company as it may have requested, and the Purchaser has had the opportunity to request such other information and ask questions of the officers and directors of the Company (and all information so requested has been provided) for the purpose of verifying the information furnished to it and for answering any question it may have had concerning the business, prospects and affairs of the Company;

            (m) the Purchaser understands and acknowledges that any projections or financial forecasts of the Company may likely prove to be incorrect in view of the early stage of the Company's development; and no assurance has been given to it that actual results will correspond in any meaningful way with the results contemplated by the various projections, financial forecasts or predictions; and

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

            (n) the Purchaser has been advised to consult with its own investment adviser, attorney, and accountant regarding the Company's prospects and legal and tax matters, concerning an investment in the Company, and has done so, to the extent it consider that to be necessary.

      3. Suitability Standards, Representations, and Warranties. The Purchaser represents and warrants that all of the information which it has furnished in this Subscription Agreement is correct and complete as of the date of this Subscription Agreement, and will be correct and complete on the closing of the sale of the Shares subscribed for, and the representations and warranties and agreements herein shall survive the closing date and may be relied upon by the Company in its reliance upon an exemption from registration under the U.S. Securities Act and state securities laws.

      4. Indemnification. The Purchaser understands the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement and agrees to indemnify and hold harmless the Company, its officers and directors, and each agent and employee thereof, from and against any and all loss, damage, liability or expense including judgments, fines, amounts paid in settlement, attorney's fees and other legal costs actually incurred as a result of any such person or entity being made a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of or arising from any breach of representation or warranty of it or any misrepresentation or misstatement of fact or omission to state or represent facts made by it to the Company, including without limitation, the information which it has furnished in this Subscription Agreement.

      5. Miscellaneous

            (a) The disclosure provided in this Subscription Agreement with respect to certain aspects of resale restrictions which applies to the Securities and securities laws of the United States is only a summary and is not intended to be exhaustive and does not refer to resale restrictions which may arise by reason of securities laws other than those of the United States. THE SUBSCRIBER SHOULD CONSULT HIS OWN PROFESSIONAL ADVISORS REGARDING THIS AGREEMENT AND RESALE RESTRICTIONS APPLICABLE TO THE SHARES.

            (b) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Company at the address set forth above and to the undersigned at the address set forth on the signature page hereof.

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

            (b) This  Subscription  Agreement  constitutes the entire  agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous representations, warranties, or agreements (whether oral or written), and may be amended or waived only by a writing executed by the party to be bound.


Number of Shares of Common Stock Subscribed For:      5,102,041
                                                      ---------

Total Purchase Price of the Shares Subscribed For:    $ 100,000






By:   _____________________________________________   ______________
                                                      Date
      Name: Norman Saunders
      For: Nelana Holdings Ltd.




Address Nelana Holdings Ltd.:

Address:    _________________________________________________

            _________________________________________________

            _________________________________________________

Phone:      _________________________________________________

Facsimile:  _________________________________________________


Accepted and agreed to as of the above date.

Reality Wireless Networks, Inc.



 /s/ Steve Careaga
----------------------------
Name: Steve Careaga
Title: President

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


                                    EXHIBIT A

                         [SEE ATTACHED PROMISSORY NOTE]


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